Exhibit 99.1

LETTER OF TRANSMITTAL

OF

INDEPENDENT BANK CORPORATION

OFFER TO EXCHANGE

Up to 180,200,000 Shares of Common Stock of Independent Bank Corporation

for up to all of the outstanding

Trust Preferred Securities issued by

IBC Capital Finance II (the "Retail Trust Preferred Securities"),

IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I (the "Institutional Trust Preferred Securities," and together with the Retail Trust Preferred Securities, the "Trust Preferred Securities")

Pursuant to, and subject to the terms and conditions described in, the Prospectus dated April 15, 2010 and this Letter of Transmittal

Dated April 15, 2010

This Exchange Offer will expire at 11:59 p.m., Eastern time, on Tuesday, June 1, 2010, unless extended or earlier terminated (such time and date, the "Expiration Date"). If you choose to tender and wish to receive the consideration specified in the Prospectus dated April 15, 2010 (as may be amended or supplemented from time to time, the "Prospectus"), you must validly tender and not validly withdraw your Trust Preferred Securities on or prior to the Expiration Date. You may withdraw your tender of Trust Preferred Securities at any time on or prior to the Expiration Date. This Letter of Transmittal need not be completed by IBC Holders (as defined below) tendering Trust Preferred Securities by ATOP (as defined below).

The Exchange Agent for the Exchange Offer is:

D.F. King & Co.

By Facsimile (Eligible Institutions Only) (212) 809-8838 (provide call back telephone number on fax cover sheet for confirmation) Confirmation: (212) 493-6996	By Mail, Overnight Courier or Hand Delivery D. F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attn: Elton Bagley

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.  YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE ENCLOSED IRS FORM W-9

The instructions contained herein should be read carefully before this Letter of Transmittal is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Prospectus.

Questions and requests for assistance relating to the procedures for tendering Trust Preferred Securities and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent at its address and telephone numbers on the back cover of this Letter of Transmittal.

This Letter of Transmittal and the instructions hereto (this "Letter of Transmittal"), the Prospectus (together with this Letter of Transmittal, as amended from time to time, the "Offer Documents") constitute an offer (the "Exchange Offer") by Independent Bank Corporation (the "Company") to exchange the Company's newly issued common shares, no par value (the "Common Shares"), for up to all of the $90,100,000 in aggregate liquidation preference of the outstanding Trust Preferred Securities of IBC Capital Finance II, IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I, respectively, on the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

Our obligation to exchange Common Shares for Trust Preferred Securities in the Exchange Offer is subject to a number of conditions that must be satisfied or waived by us, including among others that there has been no change or development that in our reasonable judgment may materially reduce the anticipated benefits to us of the Exchange Offer or that has had, or could reasonably be expected to have, a material adverse effect on us, our businesses, condition (financial or otherwise) or prospects. Our obligation to exchange is not subject to any minimum tender condition.

All of the Trust Preferred Securities, except for those issued by Midwest Guaranty Trust I, are held in book-entry form, currently represented by one or more global certificates held for the account of The Depository Trust Company ( "DTC" ).  The trust preferred securities issued by Midwest Guaranty Trust I were issued in physical certificate form.

This Letter of Transmittal may be used by registered holders of the Trust Preferred Securities issued by Midwest Guaranty Trust I (each a "Midwest Holder," and, collectively, the "Midwest Holders"), or a DTC participant whose name appears on a security position listing such participant as the owner of the Trust Preferred Securities issued by IBC Capital Finance II, IBC Capital Finance III or IBC Capital Finance IV (each, an "IBCHolder"and, collectively, the "IBCHolders").

How to tender if you are an IBC Holder

DTC Participants.  Pursuant to authority granted by DTC, if you are a DTC participant who has Trust Preferred Securities credited to your DTC account, you may directly tender your Trust Preferred Securities in the Exchange Offer as though you were a registered holder of the Trust Preferred Securities. DTC participants that wish to accept the Exchange Offer may tender their Trust Preferred Securities by:

  validly transmitting their acceptance to DTC through DTC’s Automated Tender Offer Program ("ATOP"); or
  completing, signing and dating this Letter of Transmittal according to the instructions set forth in the Offer Documents and delivering it together with any signature guarantees and other required documents to the Exchange Agent at its address set forth in this Letter of Transmittal.

In addition, either:

  the Exchange Agent must receive, prior to the Expiration Date, a properly transmitted Agent's Message (defined below); or
  the Exchange Agent must receive, prior to the Expiration Date, a timely confirmation of book-entry transfer of such Securities into the Exchange Agent's account at DTC according to the procedure for book-entry transfer described below, this Letter of Transmittal and any other documents required by this Letter of Transmittal;

Beneficial Owners.  If you beneficially own Trust Preferred Securities through an account maintained by a broker, dealer, commercial bank, trust company or other DTC participant and you desire to tender your Trust Preferred Securities, you should contact your DTC participant promptly and instruct it to tender your Trust Preferred Securities on your behalf. Beneficial owners are urged to appropriately instruct their bank, broker, custodian, commercial bank, trust company or other nominee at least five business days prior to the expiration date in order to allow adequate processing time for their instruction.

In order for your bank, broker, custodian, commercial bank, trust company or other nominee to validly tender Trust Preferred Securities in the exchange offer, such bank, broker, custodian, commercial bank, trust company or other nominee must deliver to the Exchange Agent via DTC an electronic message that will contain:

  your acknowledgment and agreement to, and agreement to be bound by, the terms of the accompanying letter of transmittal; and
  a timely confirmation of book-entry transfer of your Trust Preferred Securities into the Exchange Agent's account.

Tendering through DTC's ATOP.  The Exchange Agent and DTC have confirmed that the Trust Preferred Securities, except those issued by Midwest Guaranty Trust I, are eligible to be tendered through ATOP. To tender Trust Preferred Securities eligible for ATOP, DTC participants may, in lieu of physically completing and delivering this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at DTC and send an Agent's Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a "Book-Entry Confirmation."  Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term "Agent’s Message"as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

How to tender if you are a Midwest Holder

If you are a Midwest Holder you must do each of the following in order to validly tender for exchange:

  complete and manually sign this Letter of Transmittal;
  deliver the signed Letter of Transmittal to the Exchange Agent;
  surrender the certificates of your Trust Preferred Securities to the Exchange Agent; and
  if required, furnish appropriate endorsements and transfer documents.

In the event that the Exchange Offer is withdrawn, terminated or otherwise not completed, none of the validly tendered Trust Preferred Securities will be exchanged for Common Shares, and any Trust Preferred Securities tendered by you will be credited to your account or returned to you promptly after termination.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents.  Holders of Trust Preferred Securities should carefully review such information.

The Exchange Offer is not being made to, nor will tenders of Trust Preferred Securities be accepted from or on behalf of, Midwest Holders or IBC Holders in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

Midwest Holders or IBC Holders who wish to tender their Trust Preferred Securities using this Letter of Transmittal must complete the box below entitled "Method of Delivery" and complete the box below entitled "Description of Trust Preferred Securities Tendered" (both shown on the following page) and sign in the appropriate box below.

WE ARE NOT PROVIDING FOR GUARANTEED DELIVERY PROCEDURES AND THEREFORE YOU MUST ALLOW SUFFICIENT TIME FOR THE NECESSARY TENDER PROCEDURES TO BE COMPLETED DURING NORMAL BUSINESS HOURS OF DTC ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HOLD YOUR TRUST PREFERRED SECURITIES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE, YOU SHOULD CONSIDER THAT SUCH ENTITY MAY REQUIRE YOU TO TAKE ACTION WITH RESPECT TO THE EXCHANGE OFFER A NUMBER OF DAYS BEFORE THE EXPIRATION DATE IN ORDER FOR SUCH ENTITY TO TENDER TRUST PREFERRED SECURITIES ON YOUR BEHALF ON OR PRIOR TO THE EXPIRATION DATE. TENDERS NOT RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE WILL BE DISREGARDED AND OF NO EFFECT.

TREASURY DEPARTMENT CIRCULAR 230

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, EACH PERSON RECEIVING THIS LETTER OF TRANSMITTAL IS HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY HOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY US IN CONNECTION WITH THE EXCHANGE OFFER; AND (C) TENDERING HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

DESCRIPTION OF TRUST PREFERRED SECURITIES TENDERED
Name(s) and Address(es) of Midwest Holder(s) or IBC Holder(s) (Please fill in, if blank) (1)	Type of Trust Preferred Securities Tendered	Aggregate Liquidation Preference Represented	Liquidation Preference Tendered(2)

Total Liquidation Preference of Trust Preferred Securities

(1)The names and addresses of IBC Holders should be printed exactly as they appear on a security position listing such participant as the owner of the Trust Preferred Securities, or for Midwest Holders, as they appear on the certificate representing the Trust Preferred Securities.

(2) Unless otherwise indicated in the column labeled "Liquidation Preference Tendered" and subject to the terms and conditions of the Exchange Offer, a Midwest Holder or IBC Holder will be deemed to have tendered the entire aggregate liquidation preference represented by the Trust Preferred Securities indicated in the column labeled "Aggregate Liquidation Preference Represented." See Instruction 2 below. This Letter of Transmittal need not be completed by IBC Holders tendering Trust Preferred Securities by ATOP.

METHOD OF DELIVERY

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Trust Preferred Securities issued by IBC Capital Finance II, IBC Capital Finance III or IBC Capital Finance IV are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC. Please complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:

DTC Account Number (if applicable):

Transaction Code Number:

List below the Trust Preferred Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, list the issue of Trust Preferred Securities, the certificate numbers and liquidation preferences on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Retail Trust Preferred Securities will be accepted only in liquidation preferences equal to $25, or integral multiples thereof.  Tenders of Institutional Trust Preferred Securities will be accepted only in liquidation preferences equal to $1,000, or integral multiples thereof.  No alternative, conditional or contingent tenders will be accepted. This Letter of Transmittal need not be completed by IBC Holders tendering Trust Preferred Securities by ATOP.

☐

Trust Preferred Securities issued by Midwest Guaranty Trust I tendered in certificated form are being delivered by physical delivery of the certificate to be exchanged, and a properly completed Letter of Transmittal.

If you do not wish to tender your Trust Preferred Securities, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated April 15, 2010 (the "Prospectus"), of Independent Bank Corporation (the "Company "), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal" and, together with the Prospectus, as amended from time to time, the "Offer Documents"), which together constitute the Company’s offer (the "Exchange Offer ") to exchange the Company’s newly issued common shares, no par value (the "Common Shares"), for up to all of the $90,100,000 in aggregate liquidation preference of the outstanding Trust Preferred Securities of IBC Capital Finance II, IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I, respectively, on the terms and subject to the conditions set forth in the Offer Documents.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the liquidation preference of Trust Preferred Securities indicated above.

Subject to, and effective upon, the acceptance for exchange of, and payment for, the liquidation preference of Trust Preferred Securities tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Trust Preferred Securities that are being tendered hereby, waives any and all other rights with respect to such Trust Preferred Securities, and releases and discharges the Company from any and all claims such Midwest Holder or IBC Holder may now have, or may have in the future, arising out of, or related to, such Trust Preferred Securities, including, without limitation, any claims arising from any existing or past defaults, or any claims that such Midwest Holder or IBC Holder is entitled to receive additional distributions with respect to such Trust Preferred Securities, including any accrued and unpaid distributions up to, and including, the date of settlement of the Exchange Offer, or to participate in any redemption of such Trust Preferred Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Exchange Agent also acts as the agent of the Company, with respect to such Trust Preferred Securities, with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) deliver certificates representing such Trust Preferred Securities, or transfer ownership of such Trust Preferred Securities on the account books maintained by DTC to, or upon the order of, the Company and (2) receive all benefits and otherwise exercise all rights of beneficial ownership of such Trust Preferred Securities, all in accordance with the terms of and conditions to the Exchange Offer as described in the Offer Documents.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Trust Preferred Securities tendered hereby, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Trust Preferred Securities and all evidences of transfer and authenticity to, or transfer ownership of such Trust Preferred Securities on the account books maintained by DTC and the registrar to, or upon the order of, the Company, (ii) present such Trust Preferred Securities for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Trust Preferred Securities, all in accordance with the terms and conditions of the Exchange Offer as described in the Offer Documents.

The undersigned understands and acknowledges that the Exchange Offer will expire at 11:59 p.m., Eastern time, on Tuesday, June 1, 2010, unless extended or earlier terminated. The Exchange Offer period will have two parts, an initial period that we refer to as the "Early Tender Period" and a later period referred to as the "Final Tender Period." The Early Tender Period will begin on the date the Exchange Offer commences and will expire at 11:59 p.m., Eastern time, on Monday, May 17, 2010 (the "Early Tender Premium Deadline"). The Final Tender Period will begin on the day immediately following the Early Tender Premium Deadline and end on the expiration date of the Exchange Offer. The undersigned understands and acknowledges that if the undersigned tenders Retail Trust Preferred Securities on or prior to the Early Tender Premium Deadline, the undersigned will be entitled to receive a number of Common Shares per $25 liquidation preference with a value equal to the sum of (i) the applicable Exchange Value and (ii) the applicable Early Tender Premium Value set forth in the Offer Documents.  Alternatively, the undersigned understands and acknowledges that if the undersigned tenders Institutional Trust Preferred Securities on or prior to the Early Tender Premium Deadline, the undersigned will be entitled to receive a number of Common Shares per $1,000 liquidation preference with a value equal to the sum of (i) the applicable Exchange Value and (ii) the applicable Early Tender Premium Value set forth in the Offer Documents.  The undersigned also understands and acknowledges that if the undersigned tenders Retail Trust Preferred Securities during the Final Tender Period, the undersigned will be entitled to receive a number of Common Shares per $25 liquidation preference with a value equal only to the applicable Exchange Value for your Retail Trust Preferred Securities as set forth in the Offer Documents and will not be entitled to any Early Tender Premium Value. Alternatively, the undersigned understands and acknowledges that if the undersigned tenders Institutional Trust Preferred Securities during the Final Tender Period, the undersigned will be entitled to receive a number of Common Shares per $1,000 liquidation preference with a value equal only to the applicable Exchange Value for your Institutional Trust Preferred Securities as set forth in the Offer Documents and will not be entitled to any Early Tender Premium Value.  In addition, the undersigned understands and acknowledges that, in order to receive the Common Shares offered in exchange for the Trust Preferred Securities, the undersigned must have tendered (and not withdrawn) Trust Preferred Securities on or prior to the expiration date of the Exchange Offer. The undersigned understands and acknowledges that the undersigned may withdraw any Trust Preferred Securities tendered at any time prior to the expiration of the Exchange Offer.

Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that Common Shares issued in exchange for tendered Trust Preferred Securities be issued to the order of the undersigned.  Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any Trust Preferred Securities representing liquidation preferences not tendered or not accepted for exchange be credited to such DTC participant's account or be physically delivered to such Midwest Holder.  In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any Trust Preferred Securities representing liquidation preferences not tendered or not accepted for exchange, and Common Shares issued in exchange for validly tendered and accepted Trust Preferred Securities, be issued in the name(s) of and be delivered to, the person(s) at the addresses so indicated, as applicable.

The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Trust Preferred Securities from the name of the Midwest Holder(s) or IBC Holder(s) thereof if the Company does not accept for exchange any of the liquidation preference of such Trust Preferred Securities so tendered.

The undersigned understands that none of the Company, the Exchange Agent, the Information Agent, the dealer manager or any other person, nor any of their directors or officers or agents, is under any duty to give notification of any defects or irregularities in the tender of any Trust Preferred Securities or will incur any liability for failure to give such notification.

Tenders of Trust Preferred Securities may be withdrawn at any time on or prior to the Expiration Date. In the event of a termination of the Exchange Offer, the respective tendered Trust Preferred Securities will promptly be delivered to such Midwest Holder, or be credited to such IBC Holder's account through DTC and such Holder’s DTC participant, unless otherwise indicated under "Special Delivery Instructions."

For a withdrawal of a tender of Trust Preferred Securities to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at or prior to the withdrawal date, by mail, fax or hand delivery or by a properly transmitted "Request Message" through ATOP. Any such notice of withdrawal must (a) specify the name of the person who tendered the Trust Preferred Securities to be withdrawn and the name of the Midwest Holder represented on the certificate representing the Trust Preferred Securities or the DTC participant whose name appears on the security position listing as the owner of such Trust Preferred Securities, if different from that of the person who deposited the Trust Preferred Securities, (b) contain the aggregate liquidation preference represented by the Trust Preferred Securities to be withdrawn, (c) unless transmitted through ATOP, be signed by the Midwest Holder or IBC Holder thereof in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantee(s), and (d) if the Letter of Transmittal was executed by a person other than the registered Midwest Holder or the DTC participant whose name appears on a security position listing as the owner of Trust Preferred Securities, be accompanied by a properly completed irrevocable proxy that authorized such person to effect such withdrawal on behalf of such holder.

The undersigned understands that tenders of Trust Preferred Securities pursuant to any of the procedures described in the Offer Documents and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, which agreement shall be governed by, and construed in accordance with, the laws of the State of Michigan.

The undersigned hereby represents and warrants the following:

•      the undersigned has full power and authority to tender, sell, exchange, assign and transfer the Trust Preferred Securities;

•     the undersigned is not the Company's "affiliate" as defined below; and

•     when the Company accepts the tendered Trust Preferred Securities for exchange, it will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or rights.

As used herein, "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Trust Preferred Securities tendered thereby.

For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Trust Preferred Securities, or defectively tendered Trust Preferred Securities with respect to which the Company has waived such defect, if, as and when the Company gives oral (promptly confirmed in writing) or written notice thereof to the Exchange Agent.

The undersigned understands that, as set forth in the Prospectus, the Company will not be required to accept for exchange any of the Trust Preferred Securities tendered.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Trust Preferred Securities is not effective, and the risk of loss of the Trust Preferred Securities does not pass to the Exchange Agent, until receipt by the Exchange Agent of (1) timely confirmation of a book-entry transfer of such Trust Preferred Securities into the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus, (2) a properly transmitted Agent’s Message through ATOP and (3) all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Trust Preferred Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding.

PLEASE SIGN BELOW—To Be Completed By All Tendering Midwest Holders And

Those IBC Holders Not Tendering Through ATOP

This Letter of Transmittal must be signed by the Midwest Holder exactly as his, her, its or their name(s) appear(s) on the certificate representing the Trust Preferred Securities or by stock powers transmitted with this Letter of Transmittal.  This Letter of Transmittal must be signed by the IBC Holder, exactly as his, her, its or their name(s) appear(s) as a DTC participant on a security position listing such participant as the owner of the Trust Preferred Securities or by stock powers transmitted with this Letter of Transmittal.  Endorsements on Trust Preferred Securities and signatures on stock powers by Midwest Holders or IBC Holders not executing this Letter of Transmittal must have a guarantee by a Medallion Signature Guarantor. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below.

X

X

(Signature of Midwest or IBC Holder(s) or Authorized Signatory)

Date:                                           , 2010

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE, IF REQUIRED (See Instruction 3 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor)

(Address (including zip code) and Telephone Number (including area code) of Medallion Signature Guarantor)

(Authorized Signature)

(Printed Name)

(Title)

Date:                                           , 2010

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if the Common Shares issued in exchange for tendered Trust Preferred Securities are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of the Trust Preferred Securities Tendered" within this Letter of Transmittal.

Pay the Common Shares issued in exchange for tendered Trust Preferred Securities to:

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or Social Security

Number)

(See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 3, 4, 5 and 6)

To be completed ONLY if Trust Preferred Securities in a liquidation preference not tendered or not accepted for exchange are to be credited to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Name

(Please Print)

Address

(Including Zip Code)

(Taxpayer Identification Number or Social Security

Number)

Credit un-exchanged Trust Preferred Securities delivered by book-entry transfer to the DTC account set forth below:

DTC Account Number:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Book-Entry Confirmations; Withdrawal of Tenders. This Letter of Transmittal is to be used by each Midwest Holder to tender Trust Preferred Securities through delivery of the holder's certificates or by each IBC Holder to tender Trust Preferred Securities through book-entry transfer to the Exchange Agent’s account at DTC, if instructions are not being transferred through ATOP. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Midwest Holders or the IBC Holders, and delivery will be deemed made when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that Midwest Holders and IBC Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent at or prior to such date. No alternative, conditional or contingent tenders of the Trust Preferred Securities will be accepted. This Letter of Transmittal should be sent only to the Exchange Agent. Delivery of documents to DTC, a Dealer Manager or the Company does not constitute delivery to the Exchange Agent.

All of the Trust Preferred Securities, except those issued by Midwest Guaranty Trust I, were issued in book-entry form, and are currently represented by one or more global certificates held for the account of DTC. The Exchange Agent and DTC have confirmed that the Trust Preferred Securities, except those issued by Midwest Guaranty Trust I, are eligible for ATOP. To tender Trust Preferred Securities eligible for ATOP, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance through ATOP, and DTC will then verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at DTC and send an Agent’s Message to the Exchange Agent for its acceptance. The confirmation of a book-entry transfer into the Exchange Agent’s account at DTC as described above is referred to herein as a "Book-Entry Confirmation." Delivery of documents to DTC does not constitute delivery to the Exchange Agent. The term "Agent's Message" as used herein means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the DTC participant described in such Agent’s Message, stating that such participant has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Offer Documents, and that the Company may enforce such agreement against such participant.

IBC Holders desiring to tender Trust Preferred Securities on the Expiration Date through ATOP should note that such IBC Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC.

All tendering Midwest Holders or IBC Holders, by execution of this Letter of Transmittal or a facsimile hereof, or delivery of an Agent’s Message through ATOP, waive any right to receive notice of the acceptance of their Trust Preferred Securities for exchange.

Midwest Holders or IBC Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted "Request Message" through ATOP, which notice must be received by the Exchange Agent at its address set forth on the back cover of this Letter of Transmittal on or prior to the Expiration Date. In order to be valid, a notice of withdrawal must include the items listed in the Prospectus.  Midwest Holders and IBC Holders may not rescind withdrawals of tendered Trust Preferred Securities. However, validly withdrawn Trust Preferred Securities may be retendered by following the procedures therefor described elsewhere in the Prospectus at any time on or prior to the Expiration Date.

2. Partial Tenders. Valid tenders of the Retail Trust Preferred Securities pursuant to the Exchange Offer will be accepted only in liquidation preferences of $25 or integral multiples thereof.  Valid tenders of the Institutional Trust Preferred Securities pursuant to the Exchange Offer will be accepted only in liquidation preferences of $1,000 or integral multiples thereof.  If less than the entire liquidation preference of any Trust Preferred Securities is tendered, the tendering Midwest Holder or IBC Holder must complete the liquidation preference tendered in the column of the box entitled "Description of Trust Preferred Securities Tendered" herein. The entire liquidation preference (or liquidation preferences at maturity, as applicable) for all Trust Preferred Securities transferred to the Exchange Agent will be deemed to have been tendered, unless otherwise indicated. If the entire liquidation preference (or liquidation preferences at maturity, as applicable) of all Trust Preferred Securities is not tendered or not accepted for exchange, Trust Preferred Securities representing such untendered amount will be returned to the Midwest Holder or returned by credit to the account at DTC designated herein, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 3), promptly after the Settlement Date.

3. Signatures on this Letter of Transmittal; Guarantee of Signatures. This Letter of Transmittal must be signed by the registered Midwest Holder, or for IBC Holders, the DTC participant whose name is shown as the owner of the Trust Preferred Securities tendered hereby and the signature must correspond with the name shown on the security position listed as the owner of the Trust Preferred Securities.

If any of the Trust Preferred Securities tendered hereby are registered in the name of two or more Midwest Holders or IBC Holders, all such Midwest Holders or IBC Holders must sign this Letter of Transmittal.  If any Trust Preferred Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names.

IBC Holders and Midwest Holders do not need to provide a separate stock power if:

•     this Letter of Transmittal is signed by the IBC Holder or Midwest Holder; and

•     any liquidation preference of Trust Preferred Securities that is not tendered or not accepted for exchange or any Common Shares issued in exchange for validly tendered and accepted Trust Preferred Securities is to be credited to the account of the IBC Holder at DTC or the Midwest Holder referenced on the certificate; and

In any case other than those listed above, the Midwest Holder or the IBC Holder must transmit a separate properly completed stock power to the Exchange Agent with this Letter of Transmittal exactly as the name(s) of the Midwest Holder appears on the certificate representing the Trust Preferred Securities or as the name(s) of the IBC Holder(s) appear(s) on such DTC participant’s security position listing, with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such stock powers are executed by a Medallion Signature Guarantor.

If this Letter of Transmittal or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company and the Exchange Agent of their authority so to act must be submitted with this Letter of Transmittal.

Signatures on stock powers provided in accordance with this Instruction 3 by Midwest Holders or IBC Holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor.

No signature guarantee is required for the tender or withdrawal of Trust Preferred Securities if (a) this Letter of Transmittal is signed by a DTC participant whose name appears on a security position listing as the owner of the Trust Preferred Securities and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Trust Preferred Securities are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank, trust company or other nominee having an office or correspondent in the United States. In all other cases, all signatures on Letters of Transmittal and signatures on stock powers, if any, accompanying Trust Preferred Securities must be guaranteed by a recognized participant in the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor ").

4. Special Payment and Special Delivery Instructions. Tendering Midwest Holders and IBC Holders should indicate in the applicable box or boxes the name and address to which Trust Preferred Securities for liquidation preferences not tendered or not accepted for exchange and Common Shares issued in exchange for validly tendered and accepted Trust Preferred Securities are to be issued or sent, if different from the name and address of the Midwest Holder or IBC Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number (collectively, the "TIN") of the person named must also be indicated and satisfactory evidence of the payment of transfer taxes or exemption therefrom must be submitted. If no instructions are given (a) delivery of the Common Shares issued in exchange for tendered Trust Preferred Securities will be made to and (b) Trust Preferred Securities not tendered or not accepted for exchange will be delivered to such Midwest Holder, or credited back to, such DTC participant’s account. The Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any Trust Preferred Securities from the name of the Midwest Holder(s) or IBC Holder(s) thereof if the Company does not accept for exchange any of the liquidation preference of such Trust Preferred Securities or if the Midwest Holder(s) or IBC Holder(s) does not present satisfactory evidence of payment of any taxes that may be payable as a consequence of the delivery requested by the Midwest Holder(s) or IBC Holder(s) completing the "Special Payment Instructions" and/or "Special Delivery Instructions" boxes.

5. TIN and Backup Withholding. U.S. federal income tax law generally requires that a tendering Midwest Holder or IBC Holder whose tendered Trust Preferred Securities are accepted for exchange must provide the Exchange Agent (as payor) with such holder’s correct TIN, which, in the case of a Midwest Holder or IBC Holder who is an individual, is generally such holder’s social security number, or otherwise establish an exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Midwest Holder or IBC Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and backup withholding in an amount equal to 28% of the amount of any reportable payments pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

To prevent backup withholding, each tendering Midwest Holder or IBC Holder that is a U.S. person must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Midwest Holder or IBC Holder is awaiting a TIN) and that (a) the Midwest Holder or IBC Holder is exempt from backup withholding, (b) the Midwest Holder or IBC Holder has not been notified by the IRS that such Midwest Holder or IBC Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the Midwest Holder or IBC Holder that such Midwest Holder or IBC Holder is no longer subject to backup withholding. Such Midwest Holder or IBC Holder must also certify that such Midwest Holder or IBC Holder is a “U.S. person” as defined under the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations.

If a Midwest Holder or IBC Holder that is a U.S. person does not have a TIN, such Midwest Holder or IBC Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for directions on applying for a TIN, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Midwest Holder or IBC Holder does not provide such Midwest Holder or IBC Holder’s TIN to the Exchange Agent by the date any reportable payments are due, the payments will be subject to backup withholding at a rate of 28%. Note: Writing "Applied For" on the form means that the Midwest Holder or IBC Holder has already applied for a TIN or that such Midwest Holder or IBC Holder intends to apply for one in the near future.

If the Trust Preferred Securities are held in more than one name or are not in the name of the actual owner, consult the Guidelines for information on which TIN to report.

Exempt Midwest Holders or IBC Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Midwest Holder or IBC Holder that is a U.S. person should check the box titled "Exempt from backup withholding" after the name and address lines of Substitute Form W-9. See the Guidelines for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or the IRS at its website: www.irs.gov.

6. Transfer Taxes. The Company will pay all transfer taxes applicable to the exchange and transfer of Trust Preferred Securities pursuant to the Exchange Offer, except if the delivery of the Common Shares is being made to, or if Trust Preferred Securities not tendered or not accepted for payment are registered in the name of, any person other than the holder of Trust Preferred Securities tendered thereby or Trust Preferred Securities are credited in the name of any person other than the person(s) signing the Letter of Transmittal or electronically transmitting acceptance through ATOP, as applicable; then, in such event, delivery shall not be made unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

7. Irregularities. All questions as to the form of all documents and the validity and eligibility (including time of receipt) and acceptance of tenders and withdrawals of Trust Preferred Securities will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Trust Preferred Securities that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Trust Preferred Securities. A waiver of any defect or irregularity with respect to the tender of one Trust Preferred Security shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Trust Preferred Securities except to the extent the Company may otherwise so provide. The Company's interpretations of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal, will be final and binding. No tender of Trust Preferred Securities will be deemed to have been validly made until all defects or irregularities with respect to such Trust Preferred Securities have been cured or waived by the Company. All tendering Midwest Holders or IBC Holders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive notice of the acceptance of their Trust Preferred Securities for exchange. None of the Company, the Exchange Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in tenders of Trust Preferred Securities or will incur any liability for failure to give any such notice.

8. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions to the Exchange Offer in the case of any Trust Preferred Securities tendered, in whole or in part, at any time and from time to time.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance relating to the procedures for tendering Trust Preferred Securities and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone numbers on the back cover of this Letter of Transmittal.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS OF SECURITIES

PAYER’S NAME: D.F. King & Co., Inc.

Name (if in joint names, list first and circle the name of the person or entity whose number you enter in Part I as provided in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9 (the "Guidelines"))

Business Name (Sole proprietors, see the instructions in the enclosed Guidelines)
Check appropriate box:	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ☐ Other	Exempt from backup withholding ☐

Address

SUBSTITUTE FORM W-9 Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part I-TIN Enter your TIN in the appropriate box at right . (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines). Certify by signing and dating below.

Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to enter.

Social security number
OR Employer identification number
OR If awaiting TIN write “Applied For”

Part II-Certification- Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions: You must cross out item (2) above if the IRS has notified you that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGNATURE DATE , 2010

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such application in the near future. I understand that, notwithstanding the information I provided in Part II of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me will be subject to a 28% backup withholding tax unless I provide a properly certified taxpayer identification number.

Signature                                                                                                 Date                                                                                 , 2010

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING TAX OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND CONTACT YOUR TAX ADVISOR FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Company.

For this type of account	Give the TAXPAYER IDENTIFICATION number of—	For this type of account	Give the TAXPAYER IDENTIFICATION number of—
1. An individual’s account	The individual	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title) (4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8. Corporation or LLC electing corporate status on Form 8831 account	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9. Association, club, religious, charitable, education, or other tax exempt organization account	The organization

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)	10. Partnership or multimember LLC not electing corporate status on Form 8832 account	The partnership

b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	11. A broker or registered nominee	The broker or registered nominee

5. Sole proprietorship account or single owner limited liability company (“LLC”)	The owner (3)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

6. Disregarded entity not owned by an individual	The owner

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name and you may also enter your business or “DBA” name on the “Business Name” line. You may use either your social security number or employer identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your social security number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.
Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5; Application for a Social Security Number Card, Form W-7, Application for an IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, from www.irs.gov or by calling 1-800-TAX-FORM and apply for a number.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•     An organization exempt from tax under section 501 (a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement arrangement ("IRA"), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•     The United States or any of its agencies or instrumentalities.

•     A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•     A foreign government, or any of its political subdivisions, agencies, or instrumentalities.

•     An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include the following:

•     A corporation.

•     A foreign central bank of issue.

•     A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

•     A futures commission merchant registered with the Commodity Futures Trading Commission.

•     A real estate investment trust.

•     An entity registered at all times during the tax year under the Investment Company Act of 1940.

•     A common trust fund operated by a bank under section 584(a) of the Code.

•     A financial institution.

•     A middleman known in the investment community as a nominee or custodian.

•     A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments of interest not generally subject to backup withholding include the following:

•     Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•     Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•     Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR NAME (as described above), CHECK THE APPROPRIATE BOX FOR YOUR STATUS, CHECK THE BOX TITLED “EXEMPT FROM BACKUP WITHHOLDING,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice —Section 6109 of the Code requires most recipients to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalties for Failure to Furnish Taxpayer Identification Number —If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not due to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding —If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information —Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Number —If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Exchange Agent for the Exchange Offer is:

D.F. King & Co., Inc.

By Facsimile (Eligible Institutions Only) (212) 809-8838 (provide call back telephone number on fax cover sheet for confirmation) Confirmation: (212) 493-6996	By Mail, Overnight Courier or Hand Delivery D. F. King & Co., Inc. 48 Wall Street, 22nd Floor New York, New York 10005 Attn: Elton Bagley

Any questions or requests for assistance may be directed to the Information Agent at its telephone numbers as set forth below. Any requests for additional copies of the Prospectus, this Letter of Transmittal or related documents may be directed to the Information Agent. A holder may also contact such holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokerage Firms, Please Call: (212) 269-5550

All Others Call Toll-Free: (800) 431-9643

Dealer Manager:

Stifel, Nicolaus & Company, Inc.

501 N. Broadway

St. Louis, MO  63102

Tel: (314) 342-4054